Exhibit 10.3

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

1.                                      Definitions.  As used herein, the following terms shall have the following meanings.

“Agreement” means the Note Purchase Agreement to which this Registration Rights Agreement is an Exhibit.

“Company Registrable Securities” means newly issued shares of the Common Stock to be offered pursuant to a registration statement under the Securities Act.

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Registrable Securities” means the Conversion Shares (including the shares of Common Stock or other capital stock of the Company, if any, issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Conversion Shares) owned by any Purchaser, or by any Person who acquires such Conversion Shares from said Purchaser and is a permitted assignee thereof under Section 10 hereof, until (x) a registration statement covering such shares of Common Stock has been declared effective by the SEC and such securities have been disposed of pursuant to such effective registration statement, or (y) all such securities may be sold pursuant to Rule 144 within a three (3) month period.  For purposes of this Registration Rights Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Registration Rights Agreement, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of counsel to the Company relating to compliance with securities or blue sky laws (including fees and expenses of counsel in connection with blue sky qualifications of the securities registered); (iii) printing, messenger and delivery expenses; (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties); (v) fees and expenses of counsel for the Company (but not of separate counsel for the selling stockholders) and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters); (vi) fees and expenses of any special experts retained by the Company in connection with such registration; (vii) fees and expenses in connection with any review of underwriting arrangements by the Financial Industry Regulatory Authority; and (viii) fees and expenses of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities).

“Rule 144” means Rule 144 promulgated under the Securities Act (or any similar rule then in force).

“SEC” means the Securities and Exchange Commission.

Unless otherwise defined in this Registration Rights Agreement, all capitalized terms used in this Registration Rights Agreement shall have the meanings respectively ascribed to them in the Agreement.

2.                                      Demand Registrations.

(a)                                 Request for Registration.  Subject to Section 2(b) and 2(c) hereof, at any time and from time to time following the Closing Date, the holders of a majority of the Registrable Securities may request registration, whether underwritten or otherwise, under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long form registration (“Long Form Registrations”) or on Form S-3 or any similar short form registration (“Short Form Registrations”), if available.  Each request for a Long Form Registration or Short Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.  Within ten (10) days after receipt of any such request for a Long Form Registration or Short Form Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include (subject to the provisions of this Registration Rights Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice.  The Company shall, once during the 12 month period commencing on the date on which a request for registration is made under this Section 2(a), have the right to delay filing the registration statement with respect thereto for a period of not more than 90 days; provided the Company shall have furnished to holders of the Registrable Securities requesting such registration statement a certificate signed by the Chairman of the Board of the Company stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to be filed, become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such filing or effectiveness (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (z) would render the Company unable to comply with requirements under the Securities Act or Exchange Act.  All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations.”

(b)                                 Long Form Registrations.  The holders of a majority of the Registrable Securities will be entitled to request two (2) Long Form Registrations, in which the Company will pay all Registration Expenses.  A registration will not count as a permitted Long Form Registration until it has become effective.

(c)                                  Short Form Registrations.  In addition to the Long Form Registrations provided pursuant to Section 2(b) hereof, the holders of a majority of the Registrable Securities will be entitled to request up to a maximum of four (4) Short Form Registrations, in which the Company will pay all Registration Expenses.  Demand Registrations will be Short Form Registrations whenever the Company is permitted to use any applicable short form for the offer and sale of securities by selling stockholders in an offering not deemed to be a “primary offering” by the staff of the SEC. For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company will use its commercially reasonable efforts to make Short Form Registrations available for the sale of Registrable Securities.

(d)                                 Priority on Demand Registrations.  The Company will not include in any Long Form Registration or Short Form Registration any securities (other than Company Registrable Securities) which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration.  If a Long Form Registration or a Short Form Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their good faith opinion the inclusion of any other securities in the offering would adversely affect the marketability of the offering, then such other securities shall not be permitted to be included.  Additionally, if in connection with such an offering, the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such registration, and (ii) second (x) if no Company Registrable Securities are requested to be included in such registration, the other securities requested to be included in such registration pro rata among the holders of such other securities based on the number of shares of such other securities owned by each such holder, and (y) if Company Registrable Securities are requested to be included in such registration, the number of such other securities and Company Registrable Securities requested to be included in such registration pro rata among Company Registrable Securities and the holders of such other securities based on the number of shares of such other securities and Company Registrable Securities requested to be included therein.  Any Persons other than holders of Registrable Securities who participate in Demand Registrations must pay their share of the Registration Expenses incurred in connection therewith.

(e)                                  Selection of Underwriters.  The Company shall have the exclusive right to select the underwriter(s) and manager(s) for any Demand Registration that is an underwritten offering; provided that the Company shall use its commercially reasonable efforts to engage a qualified underwriter.  The Company in exercising such right in good faith shall be under no obligation to select any Person that is not a broker-dealer with nationally recognized standing as a securities underwriter, and the holders of the Registrable Securities hereby expressly acknowledge that no such Person may be willing to act as an underwriter or manager for any such Demand Registration or, if willing, may not be willing to do so on reasonable and/or standard terms and conditions applicable to such underwritings generally.

3.                                      Piggyback Registrations.

(a)                                 Right to Piggyback.  Whenever the Company proposes to register any of its Common Stock under the Securities Act (other than pursuant to a Demand Registration, and other than pursuant to a registration statement on Form S-8 or S-4 or any similar form or in connection with a registration the primary purpose of which is to register debt securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice; provided that (y) if such registration involves an underwritten public offering, all holders of Registrable Securities must sell their Registrable Securities included therein to the underwriters on the same terms and conditions as applicable to the Company and the other holders of Registrable Securities included therein and (z) if, at any time after giving written notice of its intention to register any Common Stock pursuant to this Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Common Stock, the Company shall give written notice thereof to all such holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(b)                                 OMITTED.

(c)                                  Priority on Underwritten Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all Registrable Securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their good faith opinion the inclusion of any Registrable Securities in such offering would adversely affect the marketability of the offering, then such Registrable Securities shall not be permitted to be included; and provided further, that if in connection with such offering, the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, at the Company’s discretion, other securities, if any, requested to be included in such registration.

(d)                                 Priority on Underwritten Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their good faith opinion the inclusion of any Registrable Securities in the offering would adversely affect the marketability of the offering, then such Registrable Securities shall not be permitted to be included.  Additionally, if in connection with such an offering, the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, at the Company’s discretion, other securities requested to be included in such registration not covered by clause (i) above.

4.                                      OMITTED.

5.                                      Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 2 or 3 hereof, the Company will, subject to the provisions hereof, use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a)                                 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

(b)                                 OMITTED.

(c)                                  prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of twenty-four (24) months (or such shorter period during which all Registrable Securities covered thereby have been sold thereunder, or until such time as all Registrable Securities may be sold under Rule 144 within a three (3) month period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d)                                 furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)                                  use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(f)                                   notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in the context in which they were made, not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the context in which they were made, not misleading;

(g)                                  cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h)                                 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i)                                     in the case of underwritten offerings, enter into underwriting agreements and other customary agreements in customary form with the managing underwriter(s) selected by the Company, and take all such other actions as the underwriters may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)                                    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(k)                                 otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and all applicable state securities regulatory bodies, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(l)                                     permit any holder of Registrable Securities which holder, in the reasonable judgment of counsel to such holder, might be deemed to be an underwriter or a controlling person of the Company, to review drafts of such registration statement prior to filing and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of counsel to such holder and counsel to the Company should be included;

(m)                             in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(n)                                 use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(o)                                 in the case of an underwritten offering, obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the underwriters may reasonably request.

6.                                      Registration Expenses.  Except as otherwise expressly set forth herein, all Registration Expenses incident to the Company’s performance or compliance with this Registration Rights Agreement shall be borne by the Company.

7.                                      Indemnification.

(a)                                 The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the context in which they were made, not misleading, and shall reimburse such holder, director, officer or controlling person for any legal or other expenses reasonably incurred by such holder, director, officer or controlling person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendment or supplements thereto after the Company has timely furnished such holder with a sufficient number of copies of the same (a “Delivery Failure”).  In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)                                 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the context in which they were made, not misleading, but only to the extent that such untrue statement or omission relates to such holder and is contained in any information or affidavit so furnished in writing by such holder, or from such holder’s Delivery Failure; provided, that the obligation of each such holder to indemnify will be several and not joint and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that the failure to notify the indemnifying party shall not relieve it from any liability to the indemnified party hereunder except to the extent the indemnifying party is actually prejudiced thereby, and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)                                 The indemnification provided hereunder will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.  The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

8.                                      Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.                                      Rule 144 Reporting.  With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)                                 make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times that it is subject to the reporting requirements of the Exchange Act;

(b)                                 file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (at all times that it is subject to such reporting requirements); and

(c)                                  so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon its request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act (at any time that it is subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the SEC; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

10.                               Transferability of Registration Rights.  The rights conferred on the Purchasers, as holders of Registrable Securities pursuant to the terms of this Registration Rights Agreement, may be assigned by any such holder, in connection with the sale or other transfer by such holder of shares of Common Stock constituting Registrable Securities (the “Transferred Registrable Securities”), to any purchaser or transferee in such sale or other transfer (“Transferee”) who either (i) is a partner, equity interest holder or employee of said holder, or (ii) purchases at least 100,000 shares of Transferred Registrable Securities (as proportionally adjusted for stock splits, reverse stock splits and the like) and is not a competitor of the Company in a material line of the Company’s business; provided, (x) that the sale or other transfer by such holder to the Transferee is permitted by the provisions of Section 9.7 of the Agreement; (y) that the assignee shall automatically become subject to all of the burdens and obligations imposed on the holders of Registrable Securities by the terms of this Registration Rights Agreement; and (z) that the Company is given written notice by the assignor-holder at the time of or within a reasonable time after such assignment, stating the name and address of the assignee and identifying the Transferred Registrable Securities with respect to which such registration rights are being assigned.

11.                               No Third Party Beneficiaries.  No Person, other than signatories to the Agreement, and the permitted assignees of such signatories described in Section 10 hereof, shall have any rights under this Registration Rights Agreement.